EXHIBIT 10.2

                                 AMENDMENT NO. 1
                                       TO
                           FIVE-YEAR CREDIT AGREEMENT


         This AMENDMENT NO. 1, dated as of May 12, 2005 (this "Amendment"), is made by and among VIACOM INC., a Delaware corporation ("Viacom" or the "Borrower"), the banks listed on the signature pages of this Amendment as "Lenders" (the "Lenders"), and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders (the "Administrative Agent").

                             PRELIMINARY STATEMENT:

         Viacom, Viacom International Inc., a Delaware corporation ("Viacom International"), the Lenders, the Administrative Agent, Citibank, N.A., as Syndication Agent, and Bank of America, N.A., Deutsche Bank Securities, Inc. and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as Co-Documentation Agents, previously entered into that certain Five-Year Credit Agreement, dated as of February 19, 2004 (the "Existing Agreement"; the Existing Agreement, as amended by this Amendment, being referred to herein as the "Amended Agreement"). The Borrower now wishes to amend the Existing Agreement in certain particulars. The Required Lenders and the Administrative Agent have agreed to such amendments, on the terms and conditions set forth herein. The parties therefore agree as follows (capitalized terms used but not defined herein having the meanings assigned such terms in the Existing Agreement):

         SECTION 1. Amendments to Existing Agreement. The Existing Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

         (a) References to JPMorgan Chase. Each reference in the Existing Agreement to (i) the phrase "JPMorgan Chase Bank, a New York banking corporation" is hereby deleted in its entirety and the new phrase "JPMorgan Chase Bank, N.A., a national banking association" is substituted therefor, (ii) the phrase "JPMorgan Chase Bank" is hereby deleted in its entirety and the new phrase "JPMorgan Chase Bank, N.A." is substituted therefor, and (iii) the phrase "JPMorgan Securities Inc." is hereby deleted in its entirety and the phrase "J.P. Morgan Securities Inc." is substituted therefor.

         (b) Consolidated EBITDA. The definition of "Consolidated EBITDA" contained in Section 1.1 is hereby amended by deleting the phrase "on the Disposition of businesses and (iii) pension settlement charges" in its entirety and

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substituting therefor the new phrase "on the Disposition of businesses,
(iii) pension settlement charges and (iv) non-cash charges associated with grants of stock options, employee stock purchase plans and other equity-based compensation awards to employees and directors, in each case under this clause
(iv) that are expensed in accordance with SFAS No. 123r".

         (c) Discontinued Operations. The definition of "Discontinued Operations" contained in Section 1.1 is hereby amended by deleting the date "December 14, 1997" in its entirety and substituting therefor the new date "November 14, 1997".

         (d) Existing $1.5 Billion Five-Year Credit Agreement. The definition of "Existing $1.5 Billion Five-Year Credit Agreement" contained in Section 1.1 is hereby amended by deleting the phrase "Amendment No. 3 thereto, dated as of February 19, 2004" in its entirety and substituting therefor the new phrase "Amendment No. 3 thereto, dated as of February 19, 2004, and Amendment No. 4 thereto, dated as of May 12, 2005".

         (e) Material Adverse Effect. The definition of "Material Adverse Effect" contained in Section 1.1 is hereby amended by deleting the phrase "SFAS No. 142 and/or SFAS No. 144" in its entirety and substituting therefor the new phrase "SFAS No. 142, SFAS No. 144 and/or SFAS No. 123r".

         (f) New Definitions. The following new definitions are hereby added to
Section 1.1 in the appropriate alphabetical order:

                  "$2.5 Billion 18-Month Credit Agreement" shall mean the 18-Month Credit Agreement, dated as of May 12, 2005, among Viacom, Viacom International, each subsidiary borrower party thereto, the lenders party thereto, JPMorgan Chase, as administrative agent, Citibank, N.A., as syndication agent, and Bank of America, N.A., Deutsche Bank Securities, Inc. and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as co-documentation agents, as the same may be amended, supplemented, restated or otherwise modified from time to time.

                  "Letter of Credit Sublimit" shall mean, at any time, the excess of (a) $750,000,000 over (b) the "Aggregate LC Exposure" (as defined in the $2.5 Billion 18-Month Credit Agreement) under the $2.5 Billion 18-Month Credit Agreement at such time.

                  "SFAS" shall have the meaning assigned to such term in Section 1.2(b).

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                                                                               3

                  "Viacom Credit Agreements" shall mean the Existing $1.5 Billion Five-Year Credit Agreement and the $2.5 Billion 18-Month Credit Agreement.

         (g) Letters of Credit. Section 2.7(a) is hereby amended by deleting the phrase "in no event shall the Aggregate LC Exposure exceed $750,000,000" in its entirety and substituting therefor the new phrase "in no event shall the Aggregate LC Exposure exceed the Letter of Credit Sublimit".

         (h) Fees. Section 2.9(a) is hereby amended by deleting the phrase "and December, on the Revolving Credit Maturity Date or such earlier date on which the Commitments shall be terminated, commencing on the first of such dates to occur after the Closing Date, and" in its entirety and substituting therefor the new phrase "and December (commencing on the first of such dates to occur after the Closing Date), on the Revolving Credit Maturity Date or such earlier date on which the Commitments shall be terminated, and".

         (i) Corporate Existence. Section 3.1 is hereby amended by deleting the phrase "or as proposed to be" in its entirety.

         (j) Limitation on Subsidiary Indebtedness. Section 5.6 is hereby amended by deleting the phrase "existing at any time under the Existing $1.5 Billion Five-Year Credit Agreement" contained in subsection (d) thereof in its entirety and substituting therefor the new phrase "existing at any time under the Viacom Credit Agreements".

         (k) Notices. Section 9.1(c) is hereby amended in its entirety to read as follows:

                  "(c) if to the Administrative Agent, to it at JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, Attention: James Stone (Telecopy No. (212) 270-5127), with a copy to (i) JPMorgan Chase Bank, N.A., Loan and Agency Services, 1111 Fannin Street, 10th Floor, Houston, Texas 77002, Attention: MaryAnn Bui (Telecopy No. (713) 750-2358) and (ii) if such notice or other communication relates to a Multi-Currency Revolving Loan (including any Revolving Credit Borrowing Request for a Multi-Currency Revolving Loan), J.P. Morgan Europe Limited, 125 London Wall, London, England EC2Y 5AJ, United Kingdom,
         Attention: Caroline Walsh (Telecopy No. 011-44-207-777-2360);"

         (l) Patriot Act Notice. Article IX is hereby amended by adding the following new Section 9.17 at the end thereof:

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                                                                               4

                  "SECTION 9.17. Patriot Act Notice. Each Lender and each Agent (for itself and not on behalf of any other party) hereby notifies the Borrowers and Viacom International that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (the "Patriot Act"), it is required to obtain, verify and record information that identifies the Borrowers and Viacom International, which information includes the name and address of the Borrowers and Viacom International and other information that will allow such Lender or such Agent, as applicable, to identify the Borrowers and Viacom International in accordance with the Patriot Act."

         (m) Schedule of Guarantees. Schedule 1.1(a) to the Credit Agreement is hereby deleted in its entirety and Schedule 1.1(a) attached hereto is substituted therefor.

         SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the "Effective Date") when, and only when, (a) the $2.5 Billion 18-Month Credit Agreement (as defined in Section 1(h) above) shall have become effective pursuant to the terms thereof and (b) the Administrative Agent shall have received (i) counterparts of this Amendment executed by Viacom, the Required Lenders and the Administrative Agent (provided, that any Lender that executes the $2.5 Billion 18-Month Credit Agreement (as defined in Section 1(h) above) shall be deemed to have delivered a counterpart of this Amendment), and (ii) the consent of Viacom International, substantially in the form of Exhibit A hereto, duly executed by an authorized officer of Viacom International.

         SECTION 3. Representations and Warranties of Borrower. The Borrower hereby represents and warrants as follows:

         (a) No Breach, etc. None of the execution and delivery of this Amendment, the consummation of the transactions contemplated herein and in the Amended Agreement and compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the charter or By-laws (or other equivalent organizational documents) of the Borrower, or any applicable law or regulation, or any order, writ, injunction or decree of any Governmental Authority, or any material agreement or instrument to which Viacom or any of its Material Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of Viacom or any of its Material Subsidiaries pursuant to the terms of any such agreement or instrument.

         (b) Corporate Action. The Borrower has all necessary corporate power and authority to execute and deliver this Amendment and to perform its

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obligations under this Amendment and the Amended Agreement; the execution and delivery by the Borrower of this Amendment, and the performance by the Borrower of this Amendment and the Amended Agreement, have been duly authorized by all necessary corporate action on the Borrower's part; this Amendment has been duly and validly executed and delivered by the Borrower; and each of this Amendment and the Amended Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general applicability affecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (c) Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by the Borrower of this Amendment or for the validity or enforceability hereof.

         SECTION 4. Reference to and Effect on the Existing Agreement. (a) Upon the effectiveness of this Amendment: (i) each reference in the Existing Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement; and (ii) each reference in any other Loan Document to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement.

         (b) Except as specifically amended above, the Existing Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Existing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Agreement or any other Loan Document.

         SECTION 5. Execution in Counterparts. This Amendment may be executed in two or more counterparts, each of which constitutes an original but all of which when taken together shall constitute but one contract. In furtherance of the foregoing, it is understood and agreed that signatures hereto submitted by facsimile transmission shall be deemed to be, and shall constitute, original signatures.

         SECTION 6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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                                                                               6

         SECTION 7. Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

   [Remainder of the page left blank intentionally; Signature page to follow.]

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                                                                             S-1

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          VIACOM INC.


                                          By:  /s/  Michael J. Dolan
                                             -----------------------------------
                                             Name:   Michael J. Dolan
                                             Title:  Executive Vice President &
                                                     Chief Financial Officer



                                          JPMORGAN CHASE BANK, N.A., as
                                             Administrative Agent and as agent
                                             for the Lenders party to the $2.5
                                             Billion 18-Month Credit Agreement


                                          By:  /s/  James L. Stone
                                             -----------------------------------
                                             Name:   James L. Stone
                                             Title:  Managing Director

                                          Lenders


                                          JPMORGAN CHASE BANK, N.A., as a Lender


                                          By:  /s/  James L. Stone
                                             -----------------------------------
                                             Name:   James L. Stone
                                             Title:  Managing Director


                                          CITIBANK, N.A., as a Lender


                                          By:  /s/  Eileen L. Casson
                                             -----------------------------------
                                             Name:   Eileen L. Casson
                                             Title:  Vice President


                                          BANK OF AMERICA, N.A., as a Lender


                                          By:  /s/  Thomas J. Kane
                                             -----------------------------------
                                             Name:   Thomas J. Kane
                                             Title:  Senior Vice President


                                          THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                             NEW YORK BRANCH, as a Lender


                                          By:  /s/  Linda Tam
                                             -----------------------------------
                                             Name:   Linda Tam
                                             Title:  Authorized Signatory





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                                                                             S-3



                                          DEUTSCHE BANK AG, NEW YORK BRANCH, as
                                             a Lender


                                          By:  /s/  Andreas Neumeier
                                             -----------------------------------
                                             Name:  Andreas Neumeier
                                             Title:    Director


                                          By:  /s/  Yvonne Preil
                                             -----------------------------------
                                             Name:   Yvonne Preil
                                             Title:  Vice President


                                          BARCLAYS BANK PLC, as a Lender



                                          By:  /s/  Nicholas Bell
                                             -----------------------------------
                                             Name:   Nicholas Bell
                                             Title:  Director


                                          SUMITOMO MITSUI BANKING CORPORATION,
                                             as a Lender


                                          By:  /s/  Yoshihiro Hyakutome
                                             -----------------------------------
                                             Name:   Yoshihiro Hyakutome
                                             Title:  Joint General Manager


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                                                                             S-4


                                          MIZUHO CORPORATE BANK, LTD., as a
                                             Lender


                                          By:  /s/  Mark Gronich
                                             -----------------------------------
                                             Name:   Mark Gronich
                                             Title:  Senior Vice President


                                          THE BANK OF NEW YORK, as a Lender


                                          By:  /s/  Steven J. Correll
                                             -----------------------------------
                                             Name:   Steven J. Correll
                                             Title:  Vice President


                                          WESTLB AG, as a Lender


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          ABN AMRO BANK N.V., as a Lender


                                          By:  /s/  David Carrington
                                             -----------------------------------
                                             Name:   David Carrington
                                             Title:  Director


                                          By:  /s/  Shilpa Parandekar
                                             -----------------------------------
                                             Name:   Shilpa Parandekar
                                             Title:  Vice President



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                                                                            S-5


                                          DRESDNER BANK A.G., NEW YORK AND
                                             GRAND CAYMAN BRANCHES, as a Lender


                                          By:  /s/  Brian Haughney
                                             -----------------------------------
                                             Name:   Brian Haughney
                                             Title:  Director


                                          By:  /s/  Brian Smith
                                             -----------------------------------
                                             Name:   Brian Smith
                                             Title:  Managing Director


                                          FLEET NATIONAL BANK, as a Lender

                                            By:  /s/  Thomas J. Kane
                                             -----------------------------------
                                             Name:   Thomas J. Kane
                                             Title:  Senior Vice President


                                          LEHMAN BROTHERS BANK, FSB, as a Lender

                                          By:  /s/  Janine M. Shugan
                                             -----------------------------------
                                             Name:   Janine M. Shugan
                                             Title:  Authorized Signatory


                                          MELLON BANK, N.A., as a Lender

                                          By:  /s/  Laurie G. Dunn
                                             -----------------------------------
                                             Name:   Laurie G. Dunn
                                             Title:  First Vice President




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                                                                             S-6
                                          MERRILL LYNCH BANK USA, as a Lender


                                          By:  /s/  Frank Stepan
                                             -----------------------------------
                                             Name:   Frank Stepan
                                             Title:  Vice President


                                          THE ROYAL BANK OF SCOTLAND PLC, as a
                                             Lender


                                          By:  /s/  Andrew Wynn
                                             -----------------------------------
                                             Name:   Andrew Wynn
                                             Title:  Senior Vice President


                                          THE BANK OF NOVA SCOTIA, as a Lender

                                          By:  /s/  Brenda S. Insull
                                             -----------------------------------
                                             Name:   Brenda S. Insull
                                             Title:  Authorized Signatory


                                          UBS LOAN FINANCE LLC, as a Lender

                                          By:  /s/  Edward Cripps
                                             -----------------------------------
                                             Name:   Edward Cripps
                                             Title:  Director Banking Products
                                                     Services, US

                                          By:  /s/  Marie A. Haddad
                                             -----------------------------------
                                             Name:   Marie A. Haddad
                                             Title:  Associate Director Banking
                                                     Products Services, US

                                          WACHOVIA BANK, N.A., as a Lender


                                          By:  /s/  Russ Lyons
                                             -----------------------------------
                                             Name:   Russ Lyons
                                             Title:  Director


                                          CREDIT SUISSE FIRST BOSTON acting
                                             through its CAYMAN ISLANDS BRANCH,
                                             as a Lender


                                          By:  /s/  Thomas S. Hall
                                             -----------------------------------
                                             Name:   Thomas S. Hall
                                             Title:  Vice President


                                          By:  /s/  Doreen Barr
                                             -----------------------------------
                                             Name:   Doreen Barr
                                             Title:  Associate



                                          LLOYDS TSB BANK PLC, as a Lender


                                          By:  /s/  Andrew Roberts
                                             -----------------------------------
                                             Name:   Andrew Roberts
                                             Title:  VP Corporate Banking R089


                                          By:  /s/  Michael J. Gilligan
                                             -----------------------------------
                                             Name:   Michael J. Gilligan
                                             Title:  Director, Financial
                                                     Institutions, USA G311


                                          SOCIETE GENERALE, as a Lender


                                          By:  /s/  Mark Vigil
                                             -----------------------------------
                                             Name:   Mark Vigil
                                             Title:  Managing Director



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                                                                             S-8


                                          UFJ BANK LIMITED, as a Lender


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          NATIONAL AUSTRALIA BANK LIMITED, as a
                                             Lender


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          U.S. BANK NATIONAL ASSOCIATION, as a
                                             Lender


                                          By:  /s/  Colleen B. McEvoy
                                             -----------------------------------
                                             Name:   Colleen B. McEvoy
                                             Title:  Vice President